================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------


        Date of Report (Date of Earliest Event Reported): January 9, 2001


                             BARNEYS NEW YORK, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         0-26229                                         13-4040818
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


575 FIFTH AVENUE
NEW YORK, NEW YORK                                                10017
--------------------------------------------------------------------------------
(Address of Principal Executive offices)                        (Zip Code)


                                 (212) 339-7300
--------------------------------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed Since Last Report)


================================================================================




NY2:\1001044\01\LG#S01!.DOC\21645.0001

ITEM 5.      OTHER EVENTS

             On January 9, 2001, the Registrant issued a press release disclosing that Howard Socol had been appointed President and Chief Executive Officer of Barneys New York, Inc. ("Barneys") effective immediately, and that Mr. Socol had also been elected Chairman of the Board. The press release, which is filed as Exhibit 99.1 to this Form 8-K and hereby incorporated by reference, contains a more complete description of these events.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.       Exhibit
-----------       -------

   99.1 Press Release, dated January 9, 2001, announcing the appointment of Howard Socol as President and Chief Executive Officer of Barneys and the election of Mr. Socol as Chairman of the Board.

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              Barneys New York, Inc.

Date: January 10, 2001                        By: /s/ Marc H. Perlowitz
                                                  -----------------------------
                                                  Marc H. Perlowitz
                                                  Executive Vice President

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

   99.1 Press Release, dated January 9, 2001, announcing the appointment of Howard Socol as President and Chief Executive Officer of Barneys and the election of Mr. Socol as Chairman of the Board.